UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200,

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 1, 2025, Sonim Technologies, Inc. (the “Company”) priced a best-efforts public offering (the “Offering”) of 7,400,000 shares of its common stock at a public offering price of $0.75 per share. In connection with the Offering, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain investor signatories thereto for the purchase of shares of common stock described above.

Roth Capital Partners (the “Placement Agent”) served as the exclusive placement agent in connection with the Offering. The Company paid the Placement Agent a cash fee of 7.0% of the aggregate gross proceeds raised at the closing of the Offering, and reimbursement of certain expenses and legal fees in the amount of $100,000. The Company also issued to designees of the Placement Agent warrants to purchase up to an aggregate of 208,875 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants have an exercise price of $0.75 per share, are not exercisable until the 181st day following the closing (or January 2, 2026), and expire on July 2, 2030. The exercise prices of the Placement Agent Warrants are subject to appropriate adjustment in the event of stock dividends, stock splits, stock combinations, reorganizations or similar events affecting the Common Stock. Subject to limited exceptions, a holder of Placement Agent Warrants will not have the right to exercise any portion of its Warrants if the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of common stock in excess of 4.99% (or, upon election by a holder prior to the issuance of any Warrants, 9.99%) of the shares of common stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Common Stock then outstanding. The Purchase Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The shares of common stock and the Placement Agent Warrants described above and the underlying shares of common stock were offered pursuant to a Registration Statement on Form S-1, as amended (File No. 333-288221) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 30, 2025.

The closing of the Offering occurred on July 2, 2024. The estimated net proceeds of the Offering are estimated to be approximately $4.9 million, after deducting the Placement Agent fees and expenses and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the Offering for overall business strategy, for working capital purposes and for general corporate purposes, which may include repayment and refinancing of our indebtedness.

The foregoing summaries of the Purchase Agreement and Placement Agent Warrants do not purport to be complete and are qualified in their entirety by the forms of such documents, which are filed as Exhibits 4.1 and 10.1 to this report.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to, among other things, the statements relating to the amount of gross proceeds expected from the offering and the intended use of proceeds from the offering. These forward-looking statements are based on Sonim’s current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by Sonim, all of which are subject to change. Forward-Looking statements generally can be identified by the use of forward-looking terminology such as “achieve,” “aim,” “ambitions,” “anticipate,” “believe,” “committed,” “continue,” “could,” “designed,” “estimate,” “expect,” “forecast,” “future,” “goals,” “grow,” “guidance,” “intend,” “likely,” “may,” “milestone,” “objective,” “on track,” “opportunity,” “outlook,” “pending,” “plan,” “position,” “possible,” “potential,” “predict,” “progress,” “promises,” “roadmap,” “seek,” “should,” “strive,” “targets,” “to be,” “upcoming,” “will,” “would,” and variations of such words and similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include, but are not limited to, the following: the availability of cash on hand; potential material delays in realizing projected timelines; the current interest and potential attempt of hostile takeover from a third party may divert the management attention from Sonim’s business and may require significant expenses; Sonim’s material dependence on its relationship with a small number of customers who account for a significant portion of Sonim’s revenue; Sonim’s entry into the data device sector could divert our management team’s attention from existing products; risks related to Sonim’s ability to comply with the continued listing standards of the Nasdaq Stock Market and the potential delisting of Sonim’s common stock; Sonim’s ability to continue to develop solutions to address user needs effectively, including its next-generation products; Sonim’s reliance on third-party contract manufacturers and partners; Sonim’s ability to stay ahead of the competition; Sonim’s ongoing transformation of its business; the variation of Sonim’s quarterly results; the lengthy customization and certification processes for Sonim’s wireless carries customers; various economic, political, environmental, social, and market events beyond Sonim’s control, as well as the other risk factors described under “Risk Factors” included in Sonim’s most recent Annual Report on Form 10-K and any subsequent quarterly filings on Form 10-Q filed with the Securities and Exchange Commission (available at www.sec.gov). Sonim cautions you not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Sonim assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Placement Agent Warrant to Purchase Common Stock, issued on July 2, 2025
10.1	Form of Securities Purchase Agreement dated as of July 1, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIM TECHNOLOGIES, INC.

Date: July 2, 2025	By:	/s/ Clay Crolius
	Name:	Clay Crolius
	Title:	Chief Financial Officer